As filed with the Securities and Exchange Commission on December 17, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant’s telephone number, including area code)

Date of fiscal year end:  June 30, 2013

Date of reporting period:  June 30, 2013

Item 1. Reports to Stockholders.

Dear Shareholder:

We would like to sincerely thank you for your support of the Davidson Funds. With the launch of the Davidson Small/ Mid Equity Fund last June, we are pleased to offer the following investment options within the Davidson Funds family:

The Davidson Multi-Cap Equity Fund is actively managed and unconstrained by market capitalization and style classifications. As fundamental investors, we are cognizant of cyclical and secular dynamics, and focus on profitable companies with attractive return on capital, cash flow and growth prospects. Of key importance are management teams with sound, achievable strategies. We take active industry positions, with relative position sizes commensurate with risk. Our holdings are diversified by economic sector and adjusted based on where we view the greatest market opportunities.

The Davidson Small/Mid Equity Fund is also actively managed and seeks to invest in high-quality companies with attractive margins, conservative balance sheets and opportunity for growth in the under-researched small/mid cap segment of the market. Using proprietary modeling and a strict valuation discipline, we favor companies generating cash flow and funding growth internally. We look to capitalize on “time horizon arbitrage,” forecasting growth opportunity and operating leverage beyond current Wall Street estimates and not currently recognized by the market.

PERFORMANCE OVERVIEW

Davidson Multi-Cap Equity Fund

The Russell 3000® Index, the benchmark for the Davidson Multi-Cap Equity Fund, finished the twelve month period ended June 30, 2013 up 21.46%. The Class A shares of the Fund generated a total return of 16.86% on a fully-loaded basis and 23.01% on a no-load* basis during the twelve month period ended June 30, 2013. The Class C shares generated a total return of 21.06% on a fully-loaded basis and a total return of 22.06% on a no-load* basis over the same time period.

Several Financials sector holdings within the Fund performed well over the past twelve months, including Morgan Stanley, Redwood Trust Inc., and Principal Financial Group Inc. Secular strength was attributable to the resolution of domestic macro issues such as the fiscal cliff, and more positive economic outlook in general. Stock selection within the Utilities sector was also a key contributor to performance. Within this sector, shares of Black Hills Corp. rose due to favorable weather and lower interest and depreciation, depletion and amortization expenses associated with a recent asset sale. Additionally, Fitch Ratings upgraded Black Hills Corp. to BBB, primarily because of reduced unregulated business exposure, lower than expected interest expenses going forward, and strong cash flow outlook. Within the Healthcare sector, shares of Gilead Sciences Inc. nearly doubled in the past year. The company reported favorable mid-stage clinical results for its experimental combination drug therapies for hepatitis treatment. The company is now in the midst of late-stage studies to push its combination therapies closer toward possible regulatory approval. The primary detractor from the Fund’s performance this year was Telecommunication Services sector holding NII Holdings Inc. Delays in the company’s 3G wireless rollout in Brazil consistently weighed on the stock; we ultimately exited our position in NII Holdings in August of 2012.

Over the past year, we have seen financial markets fluctuate dramatically due to the global macroeconomic concerns mentioned above. In today’s world, there will never be a shortage of things to worry about; successfully predicting not just the outcome, but also the timing of all these issues in the short-term is nearly impossible. As these issues play out in the market, they create volatility; more importantly, they have an even more widely divergent impact on sector performance. Some investors believe they can take advantage of this volatility by timing their investments among the various sectors. Market timing can be successful in the short-run, but generally is a dangerous game to play and is even more difficult to consistently repeat over the long-run. Taking outsized sector bets in our view is another form of market timing and should be avoided.

This is why a primary tenet of the Multi-Cap Equity strategy is a focus on disciplined portfolio construction, security selection and risk management. We seek to reduce portfolio volatility and risk in several ways. First, we don’t take timing risk by ensuring we have an investment in every sector and by ensuring that the strategy is fully invested. Second, our weightings within each sector are determined by the investment opportunity we foresee within each one. If the investment opportunity is large, we are overweight relative to the broader market. If not, we are underweight. This emphasis on investment opportunity is important because it focuses the investments on those that we feel have the ability to reward investors on the risk they are taking. We believe this discipline has been a contributing factor to the consistency of the Multi-Cap Equity strategy over time, since sector performance can often be temporarily impacted by the whims of exuberance and fear within the current market narrative.

Consequently, we continue to believe the Multi-Cap Equity strategy can serve clients well in any market environment. Despite the recent strong performance of the equity markets, we continue to see many compelling long-term opportunities within positions in the Fund. While performance is often volatile, our focus remains squarely on our process. Our ability to maintain a process that is consistent, repeatable, and disciplined will be the primary driver of our performance not just today, but for years to come.

Davidson Small/Mid Equity Fund

The Russell 2500® Index, the benchmark for the Davidson Small/Mid Equity Fund, finished the twelve month period ended June 30, 2013 up 25.61%. The Class A shares of the Fund generated a total return of 2.46% on a fully-loaded basis and 7.85% on a no-load* basis during the twelve month period ended June 30, 2013. The Class C shares generated a total return of 5.98% on a fully-loaded basis and a total return of 6.98% on a no-load* basis over the same time period.

Within the Consumer Staples sector, Herbalife Inc. was our primary detractor from performance this year. In the fourth quarter, the stock was hit hard following continued criticism of the company’s multi-level sales model. Given the controversy surrounding the stock, we liquidated our position in the stock prior to year-end. Financials sector holding Green Dot Corp. also performed poorly over the past twelve months. The pre-paid debit industry leader was negatively impacted by card activation delays brought about by increased anti-money laundering security precautions, as well as competitive concerns. The stock has fared better recently, having reported that Green Dot Bank will replace GE Bank as the issuing bank for the Wal-Mart branded portfolio, in addition to their current role as program manager. The acquisition will provide flexibility to add new features to the Wal-Mart cards, improve margins and further solidifies Green Dot’s relationship with Wal-Mart, whose prepaid card sales account for the majority of Green Dot’s revenue. Also on the positive side, our allocation away from the Utilities sector was additive to the Fund’s performance this year.

Over the past twelve to eighteen months, there have been several performance standouts within the Russell 2500® Index, including high dividend yield stocks, highly indebted stocks, and low valuation stocks  – a low quality rally, if you will. We feel the overarching factor contributing to this dynamic has been the extended period of low interest rates. First, many highly indebted companies have been able to refinance their debt at attractive rates, driving a one-time profit boost and, in some cases, avoiding restructuring. We believe this is unsustainable financial engineering. Second, low rates have driven investors to chase stocks with high dividend yields – even small cap companies. We believe looking for yield in small cap equities carries an unfavorable risk/reward tradeoff; often times, the best capital allocation decision for the management teams of these companies is to reinvest the cash flow back into growing the business. Lastly, low valuation/low growth companies have tended to perform better coming out of recessions and slow patches in the economic cycle. It’s extremely difficult to identify inflection points in the economic cycle, which is why we don’t time cycles and focus on security selection based on our investment approach.

We remain committed to our investment approach, and believe that our process will benefit from the inevitable rise in interest rates. We believe our approach is an excellent vehicle to potentially profit from higher interest rates. Focusing on high quality, “middle inning” companies, conservatively capitalized, and with underappreciated operating leverage is in our view, the “sweet-spot” in the risk/reward tradeoff.

FIRM OVERVIEW

We know there are myriad options for the management of your hard-earned dollars; we would like to express our appreciation for your trust and confidence in the volatile financial markets we’ve experienced over the last year. We would also like to take this opportunity to welcome our new investors to the Davidson Funds and provide a brief overview of our firm.

Davidson Investment Advisors has provided asset management services for corporations, employee benefit plans, foundations, individuals and trusts since its inception in 1975. We pride ourselves on applying a consistent, repeatable and time-tested approach to portfolio management with a particular focus on the application of independent thought within the context of a team orientation. Our investment philosophy at Davidson Investment Advisors is based on three core principles:

1.	A long-term approach to investing. We consider ourselves to be investors, not traders, as demonstrated by our low turnover across strategies.

2.	Truly active portfolio management. We strive to add value for our clients; our high Active Share and focused portfolios illustrate the conviction we place in our research-based approach.

3.	Delivering on risk. We seek to achieve favorable risk-adjusted returns through disciplined portfolio management, evidenced by high information ratios and low downside capture.

MARKET PERSPECTIVE

The U.S. equities market has shown remarkable strength over the past year, despite numerous challenges at home and abroad. The global economy has dealt with a number of headwinds in the recent past, shifting from one potential crisis to another. Whether it was fear of a double-dip recession, the debt ceiling, U.S. Government debt downgrade, the European debt crisis, China’s hard landing, or the fiscal cliff, sources of tumult have not been difficult to find.

Given that backdrop, why have stocks been so resilient overall? A major factor: central banks around the world have been prodding markets higher with liquidity programs. In addition to U.S. quantitative easing, the European Central Bank introduced OMT (Outright Monetary Transactions) to stabilize asset prices in the Eurozone, and Japan is planning to step up its stimulus policies in an effort to reflate its economy. That, or perhaps investors are finally more willing to look past near-term challenges and accept investment risk.

Despite lingering issues abroad, particularly in respect to China’s monumental economic restructuring, we see many attractive investment opportunities domestically. The U.S. economy continues to be in a slow recovery mode. While the headline numbers appear lackluster, the results are encouraging, considering the dampening effects of the fiscal cliff and government sequestration. After years of deleveraging, the U.S. consumer appears much healthier; additionally, the effect of housing moving from a headwind the past few years to now a tailwind should not be underappreciated by investors. This underlying momentum in the economy has caused the Fed to consider its exit strategy for reducing and eventually ending quantitative easing. We believe the U.S. economy has the potential to gain further momentum as the impact of government sequestration dissipates over the remainder of the year. As such, we are optimistic that our long-term focus on fundamentally secure companies have the potential to be rewarded as the recovery cycle progresses.

IN CLOSING

As we approach the five-year anniversary of the launch of the Davidson Multi-Cap Equity Fund, and mark the one-year anniversary of the Davidson Small/Mid Equity Fund, we are reminded that without the continued support of our investors, such milestones would not be possible. In closing, we’d like to reiterate what we consider to be Davidson Investment Advisors’ strengths, both from a business and customer perspective:

●
A consistent and repeatable investment process, in place since 1975, on behalf of sophisticated investors including public entities, corporate plans, foundations/endowments and healthcare organizations.

●
A culture which aligns our interests as closely as possible with our clients through employee stock ownership programs, personal investment within firm strategy offerings, and a risk-adjusted performance-based compensation model.

●	An investment team with significant breadth and depth of experience, focusing on the maximization of return per unit of risk taken for our clientele.

We thank you again for the trust and confidence you’ve placed in us, and welcome any questions or comments you may have.

Sincerely,

Andrew I. Davidson
President
Davidson Investment Advisors, Inc.

Must be preceded or accompanied by a prospectus.

Past performance does not guarantee future results. Investment performance reflects fee waivers and in the absence of these waivers returns would be lower.

Mutual fund investing involves risk. Principal loss is possible. Small- and medium capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for emerging markets. Investments in ETFs, are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETFs shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares. The Funds will bear their shares of the fees and expenses of the underlying funds. Shareholders will pay higher expenses than would be the case if making direct investments in the underlying funds. The Funds may also use options and future contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors.

The Russell 2500® Index measures the performance of the small to mid-cap segment of the U.S. equity universe. It is not possible to invest directly in an index.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. It is not possible to invest directly in an index.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete listing of fund holdings. Current and future portfolio holdings are subject to risk.

Free cash flow, a measure of financial performance, is calculated by subtracting capital expenditures from operating cash flow. Free cash flow represents residual cash generated by a company after expenditures to maintain or expand its asset base.

Active Share is a measure of the percentage of stock holdings in a manager’s portfolio that differ from the benchmark index. The greater the difference between the asset composition of the fund and its benchmark, the greater the active share.

Downside capture ratio defines a fund manager’s ability to perform during declining markets. Downside capture ratios are calculated by taking the fund’s monthly return during the periods of negative benchmark performance and dividing it by the benchmark return.

Information ratio is a measure of the risk-adjusted return of a financial security (or asset or portfolio). It is defined as expected active return divided by tracking error, where active return is the difference between the return of the security and the return of a selected benchmark index, and tracking error is the standard deviation of the active return.

The opinions expressed in this letter are those of the fund manager, are subject to change, are not guaranteed, and should not be considered investment advice.

*The no-load basis refers to the performance with front-end and back-end sales loads waived.

Diversification does not assure a profit or protect against a loss in a declining market.

Davidson Investment Advisors, Inc is the adviser to the Davidson Funds, which are distributed by Quasar Distributors, LLC.

Davidson Multi-Cap Equity Fund Comparison of the change in value of a hypothetical $10,000 investment in the Davidson Multi-Cap Equity Fund - Class A vs. the Russell 3000® Index

Average Annual Total Return:		Since Inception
	1 Year	8/11/2008	7/1/2009
Class A (with sales load)	16.86%	5.88%	-
Class A (without sales load)	23.01%	7.00%	-
Class C (with deferred sales load)	21.06%	-	15.92%
Class C (without deferred sales load)	22.06%	-	15.92%
Russell 3000® Index	21.46%	6.96%	17.74%

Total Annual Fund Operating Expenses : 1.51% (Class A); 2.27% (Class C)

Performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 332-0529.

Returns reflect reinvestment of dividends and capital gains distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. Class A shares may be subject to a 5.00% sales load. Class A shares do not have a contingent deferred sales charge (“CDSC”) except that a charge of 1% applies to certain redemptions made within seven calendar days or to redemptions made within twelve months following purchases of $1 million or more without an initial sales charge. Class C shares may be subject to a CDSC of 1.00% on redemptions held for twelve months or less after purchase. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

Risks: Foreign securities typically involve greater volatility and political, economic and currency risks and differences in accounting methods than domestic securities. Small- and medium capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.

Davidson Small/Mid Equity Fund Comparison of the change in value of a hypothetical $10,000 investment in the Davidson Small/Mid Equity Fund - Class A vs. the Russell 2500® Index

Average Annual Total Return:		Since Inception
	1 Year	6/29/2012
Class A (with sales load)	2.46%	2.45%
Class A (without sales load)	7.85%	7.83%
Class C (with deferred sales load)	5.98%	6.96%
Class C (without deferred sales load)	6.98%	6.96%
Russell 2500® Index	25.61%	25.54%

Total Annual Fund Operating Expenses : 1.61% (Class A); 2.36% (Class C)

Performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 332-0529.

Returns reflect reinvestment of dividends and capital gains distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. Class A shares may be subject to a 5.00% sales load. Class A shares do not have a contingent deferred sales charge (“CDSC”) except that a charge of 1% applies to certain redemptions made within seven calendar days or to redemptions made within twelve months following purchases of $1 million or more without an initial sales charge. Class C shares may be subject to a CDSC of 1.00% on redemptions held for twelve months or less after purchase. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The Russell 2500 Growth® Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe.
It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Risks: Foreign securities typically involve greater volatility and political, economic and currency risks and differences in accounting methods than domestic securities. Small- and medium capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.

Davidson Funds Expense Example at June 30, 2013 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in Class A and Class C of each Fund at the beginning of the period and held for the entire period (1/1/13 – 6/30/13).

Actual Expenses
For each class of the Davidson Multi-Cap Equity Fund and Davidson Small/Mid Equity Fund, two lines are presented in the tables below. The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.15% and 1.90% per the operating expense limitation agreement for the Davidson Multi-Cap Equity Fund Class A and Class C, respectively, and 1.40% and 2.15% for the Davidson Small/Mid Equity Class A and Class C, respectively. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the Example below does not include portfolio trading commissions and related expenses. In addition, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. You may use the information in the first line of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Davidson Multi-Cap Equity Fund - Class A
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/13	6/30/13	1/1/13-6/30/13
Actual	$1,000.00	$1,133.10	$6.08

Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76

*Expenses are equal to the Fund’s annualized expense ratio of 1.15% multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Davidson Funds Expense Example at June 30, 2013 (Unaudited)

Davidson Multi-Cap Equity Fund - Class C
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/13	6/30/13	1/1/13-6/30/13
Actual	$1,000.00	$1,129.20	$10.03

Hypothetical (5% return before expenses)	$1,000.00	$1,015.37	$ 9.49

*Expenses are equal to the Fund’s annualized expense ratio of 1.90%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Davidson Small/Mid Equity Fund - Class A
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/13	6/30/13	1/1/13-6/30/13
Actual	$1,000.00	$1,101.00	$7.29

Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.00

*Expenses are equal to the Fund’s annualized expense ratio of 1.40% multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Davidson Small/Mid Equity Fund - Class C
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/13	6/30/13	1/1/13-6/30/13
Actual	$1,000.00	$1,095.90	$11.17

Hypothetical (5% return before expenses)	$1,000.00	$1,014.13	$10.74

*Expenses are equal to the Fund’s annualized expense ratio of 2.15%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Davidson Funds Sector Allocation of Portfolio Assets at June 30, 2013 (Unaudited)

Davidson Multi-Cap Equity Fund

Davidson Small/Mid Equity Fund

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Davidson Multi-Cap Equity Fund
Schedule of Investments
June 30, 2013

Shares	COMMON STOCKS - 98.53%	Value
	Aerospace and Defense - 2.24%
15,105	United Technologies Corp.	$1,403,859
	Air Freight and Logistics - 1.77%
11,255	FedEx Corp.	1,109,518
	Automobiles - 1.49%
60,170	Ford Motor Co.	930,830
	Beverages - 2.20%
16,860	PepsiCo, Inc.	1,378,979
	Biotechnology - 3.50%
9,220	Amgen, Inc.	909,645
25,045	Gilead Sciences, Inc. (a)	1,282,555
		2,192,200
	Capital Markets - 4.20%
53,205	Morgan Stanley	1,299,798
20,475	State Street Corp.	1,335,175
		2,634,973
	Chemicals - 4.33%
28,610	E.I. du pont de Nemours & Co.	1,502,025
10,520	Praxair, Inc.	1,211,483
		2,713,508
	Commercial Banks - 4.67%
33,555	First Republic Bank	1,291,196
39,690	Wells Fargo & Co.	1,638,006
		2,929,202
	Communications Equipment - 4.33%
59,490	Cisco Systems, Inc.	1,446,202
20,715	QUALCOMM, Inc.	1,265,272
		2,711,474
	Computers and Peripherals - 4.66%
4,268	Apple, Inc.	1,690,470
6,447	International Business Machines Corp.	1,232,086
		2,922,556
	Diversifed Financial Services - 2.50%
29,620	JPMorgan Chase & Co.	1,563,640
	Diversified Telecommunication Services - 0.91%
11,275	Verizon Communications, Inc.	567,584
	Electric Utilities - 1.02%
13,105	Black Hills Corp.	638,869
	Electrical Equipment - 2.22%
21,095	Eaton Corp PLC (b)	1,388,262

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
Schedule of Investments
June 30, 2013

Shares	COMMON STOCKS - 98.53% - continued	Value
	Energy Equipment and Services - 3.32%
21,500	Baker Hughes, Inc.	$991,795
18,733	Ensco PLC (b)	1,088,762
		2,080,557
	Food Products - 3.97%
33,790	Archer-Daniels-Midland Co.	1,145,819
27,665	General Mills, Inc.	1,342,582
		2,488,401
	Health Care Equipment and Supplies - 2.00%
12,700	Becton, Dickinson & Co.	1,255,141
	Health Care Providers and Services - 4.16%
23,152	Express Scripts Holding Co. (a)	1,428,247
11,795	Laboratory Corporation of America Holdings (a)	1,180,679
		2,608,926
	Hotels, Restaurants and Leisure - 2.02%
12,920	Buffalo Wild Wings, Inc. (a)	1,268,227
	Household Durables - 1.29%
37,920	D.R. Horton, Inc.	806,938
	Household Products - 3.36%
16,105	Church & Dwight Co., Inc.	993,840
11,065	Energizer Holdings, Inc.	1,112,143
		2,105,983
	Industrial Conglomerates - 4.29%
11,785	3M Co.	1,288,690
60,430	General Electric Co.	1,401,371
		2,690,061
	Insurance - 1.97%
32,885	Principal Financial Group, Inc.	1,231,543
	Internet and Catalog Retail - 1.59%
26,360	Blue Nile, Inc. (a)	995,881
	Internet Software & Services - 2.68%
1,910	Google, Inc. - Class A (a)	1,681,507
	Life Sciences Tools and Services - 2.12%
13,275	Waters Corp. (a)	1,328,164
	Machinery - 2.19%
25,565	PACCAR, Inc.	1,371,818
	Media - 4.54%
94,375	Interpublic Group of Cos., Inc.	1,373,156
13,065	Time Warner Cable, Inc.	1,469,551
		2,842,707

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
Schedule of Investments
June 30, 2013

Shares	COMMON STOCKS - 98.53% - continued	Value
	Multi-Utilities - 1.44%
11,040	Sempra Energy	$902,630
	Oil, Gas and Consumable Fuels - 7.19%
9,935	Chevron Corp.	1,175,708
22,340	Devon Energy Corp.	1,158,999
13,205	Exxon Mobil Corp.	1,193,072
28,300	Marathon Oil Corp.	978,614
		4,506,393
	Real Estate Investment Trusts (REITs) - 3.55%
59,905	Redwood Trust, Inc.	1,018,385
48,850	Starwood Property Trust, Inc.	1,209,038
		2,227,423
	Semiconductors and Semiconductor Equipment - 1.42%
101,385	Applied Micro Circuits Corp. (a)	892,188
	Software - 5.39%
61,820	Fortinet, Inc. (a)	1,081,850
17,975	Intuit	1,097,014
27,800	MICRO Systems, Inc. (a)	1,199,570
		3,378,434

	TOTAL COMMON STOCKS (Cost $48,273,637)	61,748,376

	SHORT-TERM INVESTMENTS - 1.60%
1,003,515	Fidelity Institutional Government Portfolio - Class I, 0.01% (c)	1,003,515
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,003,515)	1,003,515

	Total Investments in Securities (Cost $49,277,152) - 100.13%	62,751,891
	Liabilities in Excess of Other Assets - (0.13)%	(82,912)
	NET ASSETS - 100.00%	$62,668,979

(a)	Non-income producing security.
(b)	U.S. traded security of a foreign issuer.
(c)	Rate shown is the 7-day annualized yield as of June 30, 2013.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Davidson Small/Mid Equity Fund
Schedule of Investments
June 30, 2013

Shares	COMMON STOCKS - 97.59%	Value
	Building Products - 1.90%
1,895	Simpson Manufacturing Co., Inc.	$55,751
	Capital Markets - 4.07%
1,610	LPL Financial Holdings, Inc.	60,794
1,345	Waddell & Reed Financial, Inc.	58,507
		119,301
	Chemicals - 2.58%
790	Airgas, Inc.	75,413
	Commercial Banks - 5.10%
9,125	CoBiz Financial, Inc.	75,738
885	SVB Finanical Group (a)	73,738
		149,476
	Commercial Services and Supplies - 5.65%
8,975	InnerWorkings, Inc. (a)	97,379
3,540	Ritchie Bros. Auctioneers, Inc. (b)	68,039
		165,418
	Consumer Finance - 6.79%
2,020	First Cash Financial Services, Inc. (a)	99,404
4,990	Green Dot Corp. (a)	99,551
		198,955
	Diversified Consumer Services - 3.88%
2,730	Capella Education Co. (a)	113,705
	Electronic Equipment Instruments and Components - 3.28%
2,390	FLIR Systems, Inc.	64,458
520	IPG Photonics Corp.	31,580
		96,038
	Energy Equipment and Services - 3.20%
3,610	Superior Energy Services, Inc. (a)	93,643
	Health Care Equipment and Supplies - 3.74%
5,160	Masimo Corp.	109,392
	Health Care Providers and Services - 3.66%
3,875	U.S. Physical Therapy, Inc.	107,105
	Internet and Catalog Retail - 2.55%
1,975	Blue Nile, Inc. (a)	74,615
	Internet Software and Services - 4.02%
3,755	Brightcove, Inc. (a)	32,894
9,220	Dice Holdings, Inc. (a)	84,916
		117,810

The accompanying notes are an integral part of these financial statements.

Davidson Small/Mid Equity Fund
Schedule of Investments
June 30, 2013

Shares	COMMON STOCKS - 97.59% -continued	Value
	IT Services - 5.70%
490	Alliance Data Systems Corp. (a)	$88,705
8,405	ServiceSource International, Inc. (a)	78,334
		167,039
	Machinery - 2.87%
2,105	Woodward, Inc.	84,200
	Media - 5.35%
3,614	Imax Corp. (a)(b)	89,844
5,460	ReachLocal, Inc. (a)	66,940
		156,784
	Metals and Mining - 1.93%
2,145	Allegheny Technologies, Inc.	56,435
	Oil, Gas and Consumable Fuels - 2.84%
1,805	Whiting Petroleum Corp. (a)	83,192
	Real Estate Investment Trusts (REITs) - 6.03%
1,480	Camden Property Trust	102,327
4,015	Terreno Realty Corp.	74,398
		176,725
	Semiconductors and Semiconductor Equipment - 4.52%
985	NVE Corp. (a)	46,118
16,120	RF Micro Devices, Inc. (a)	86,242
		132,360
	Software - 8.76%
3,825	Fortinet, Inc. (a)	66,937
1,695	MICRO Systems, Inc. (a)	73,139
6,355	RealPage, Inc. (a)	116,551
		256,627
	Specialty Retail - 4.22%
4,930	Select Comfort Corp. (a)	123,546
	Textiles, Apparel and Luxury Goods - 2.74%
2,537	True Religion Apparel, Inc.	80,321
	Trading Companies and Distributors - 2.21%
4,675	Houston Wire & Cable Co.	64,702

	TOTAL COMMON STOCKS (Cost $2,654,785)	2,858,553

The accompanying notes are an integral part of these financial statements.

Davidson Small/Mid Equity Fund
Schedule of Investments
June 30, 2013

	SHORT-TERM INVESTMENTS - 3.56%
104,410	Fidelity Institutional Government Portfolio - Class I, 0.01% (c)	$104,410
	TOTAL SHORT-TERM INVESTMENTS (Cost $104,410)	104,410

	Total Investments in Securities (Cost $2,759,195) - 101.15%	2,962,963
	Liabilities in Excess of Other Assets - (1.15)%	(33,636)
	NET ASSETS - 100.00%	$2,929,327

(a)	Non-income producing security.
(b)	U.S. traded security of a foreign issuer.
(c)	Rate shown is the 7-day annualized yield as of June 30, 2013.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Davidson Funds
STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2013

	Davidson Multi-Cap	Davidson Small/Mid
	Equity Fund	Equity Fund

ASSETS
Investments in securities, at value (identified cost $49,277,152 and $2,759,195, respectively)	$62,751,891	$2,962,963
Receivables
Dividends and interest	47,694	934
Investment securities sold	-	12,651
Fund shares sold	322,703	7,335
Due from Advisor (Note 4)	-	11,326
Prepaid expenses	19,468	13,457
Total assets	63,141,756	3,008,666

LIABILITIES
Payables
Investment securities purchased	310,013	14,728
Fund shares redeemed	14,789	-
12b-1 fees	64,834	3,409
Advisory fees	20,796	-
Audit fees	19,000	19,000
Administration fees	12,871	4,912
Transfer agent fees and expenses	10,202	4,550
Shareholder reporting	7,806	1,235
Fund accounting fees	6,872	5,401
Legal fees	1,890	2,010
Custody fees	1,647	2,450
Chief Compliance Officer fee	1,500	1,500
Miscellaneous fees	343	2,805
Trustee fees	214	1,168
Due to Advisor (Note 4)	-	16,171
Total liabilities	472,777	79,339

NET ASSETS	$62,668,979	$2,929,327

The accompanying notes are an integral part of these financial statements.

Davidson Funds
STATEMENTS OF ASSETS AND LIABILITIES - Continued

	Davidson Multi-Cap	Davidson Small/Mid
	Equity Fund	Equity Fund

CALCULATION OF NET ASSET VALUE PER SHARE
Class A
Net assets applicable to shares outstanding	$48,355,364	$1,966,710
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized]	2,546,994	122,766
Net asset value and redemption price per share	$18.99	$16.02
Maximum offering price per share (Net asset value per share divided by 95.00%)	$19.99	$16.86

Class C
Net assets applicable to shares outstanding	$14,313,615	$962,617
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized]	769,258	60,568
Net asset value and offering price per share (Note 1)	$18.61	$15.89

COMPONENTS OF NET ASSETS
Paid-in capital	$46,758,287	$2,733,115
Undistributed net investment income	219,092	-
Accumulated net realized gain/(loss) on investments	2,216,861	(7,556)
Net unrealized appreciation on investments	13,474,739	203,768
Net assets	$62,668,979	$2,929,327

The accompanying notes are an integral part of these financial statements.

Davidson Funds
STATEMENTS OF OPERATIONS at June 30, 2013

	Davidson Multi-Cap	Davidson Small/Mid
	Equity Fund	Equity Fund

INVESTMENT INCOME
Dividends (Net of foreign tax withheld of $0 and $178, respectively)	$1,148,862	$19,274
Interest	92	11
Total investment income	1,148,954	19,285

Expenses
Advisory fees (Note 4)	347,543	16,814
Distribution fees - Class C (Note 5)	126,019	6,652
Distribution fees - Class A (Note 5)	102,165	3,942
Adminstration fees (Note 4)	73,073	28,912
Transfer agent fees and expenses (Note 4)	63,044	26,874
Fund accounting fees (Note 4)	41,561	31,736
Audit fees	19,000	20,500
Registration fees	18,681	18,795
Legal fees	13,290	12,914
Reports to shareholders	10,214	1,516
Custody fees (Note 4)	10,165	11,670
Chief Compliance Officer fee (Note 4)	9,001	9,000
Other expenses	7,163	5,297
Trustee fees	6,620	4,498
Insurance expense	3,477	-
Total expenses	851,016	199,120
Less: advisory fee waiver and expense reimbursement (Note 4)	(141,618)	(162,745)
Net expenses	709,398	36,375
Net investment income/(loss)	439,556	(17,090)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	2,308,069	30,462
Net change in unrealized appreciation on investments	8,154,778	203,768
Net realized and unrealized gain on investments	10,462,847	234,230
Net Increase in Net Assets Resulting from Operations	$10,902,403	$217,140

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2013	June 30, 2012

INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$439,556	$161,795
Net realized gain on investments	2,308,069	1,216,534
Net change in unrealized appreciation/(depreciation) on investments	8,154,778	(906,354)
Net increase in net assets resulting from operations	10,902,403	471,975

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A	(242,364)	(143,826)
Class C	(27,074)	(6,144)
From net realized gain on investments
Class A	(558,171)	(1,486,237)
Class C	(187,925)	(530,021)
Total distributions to shareholders	(1,015,534)	(2,166,228)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)	5,498,258	10,132,660
Total increase in net assets	15,385,127	8,438,407

NET ASSETS
Beginning of year	47,283,852	38,845,445
End of year	$62,668,979	$47,283,852

Undistributed net investment income at end of year	$219,092	$48,266

(a) A summary of share transactions is as follows:

	Class A
	Year Ended		Year Ended
	June 30, 2013		June 30, 2012
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	515,696	$9,052,578	748,316	$11,822,088
Shares issued on reinvestments of distributions	47,099	786,552	113,794	1,594,258
Shares redeemed	(327,891)	(5,573,912)	(276,193)	(4,249,868)
Net increase	234,904	$4,265,218	585,917	$9,166,478

Davidson Multi-Cap Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS - Continued

	Class C
	Year Ended		Year Ended
	June 30, 2013		June 30, 2012
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	132,076	$2,262,341	117,398	$1,806,408
Shares issued on reinvestments of distributions	12,849	211,111	37,560	519,458
Shares redeemed	(71,677)	(1,240,412)	(88,287)	(1,359,684)
Net increase	73,248	$1,233,040	66,671	$966,182

The accompanying notes are an integral part of these financial statements.

Davidson Small/Mid Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended June 30, 2013	Period Ended June 30, 2012 *

INCREASE / (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(17,090)	$-
Net realized gain on investments	30,462	-
Net change in unrealized appreciation on investments	203,768	-
Net increase in net assets resulting from operations	217,140	-

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain on investments
Class A	(15,586)	-
Class C	(5,342)	-
Total distributions to shareholders	(20,928)	-

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)	2,060,283	672,832
Total increase in net assets	2,256,495	672,832

NET ASSETS
Beginning of year	672,832	-
End of year	$2,929,327	$672,832

Undistributed net investment income at end of year	$-	$-

(a) A summary of share transactions is as follows:

	Class A
	Year Ended June 30, 2013		Period Ended June 30, 2012 *
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	83,898	$1,245,838	39,686	$595,287
Shares issued on reinvestments of distributions	1,074	15,562	-	-
Shares redeemed	(1,892)	(28,527)	-	-
Net increase	83,080	$1,232,873	39,686	$595,287

The accompanying notes are an integral part of these financial statements.

Davidson Small/Mid Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS - Continued

	Class C
	Year Ended June 30, 2013		Period Ended June 30, 2012 *
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	63,301	$944,707	5,168	$77,515
Shares issued on reinvestments of distributions	368	5,317	-	-
Shares redeemed	(8,269)	(122,614)	-	-
Net increase	55,400	$827,410	5,168	$77,515

* The Fund commenced on June 29, 2012.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund - Class A
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010	August 11, 2008* through June 30, 2009
Net asset value, beginning of period	$15.78	$16.55	$12.51	$11.09	$15.00

Income from investment operations:
Net investment income	0.17	0.09	0.06	0.03 ^	0.10	^
Net realized and unrealized gain/(loss) on investments	3.41	0.06	4.00	1.43	(3.96)
Total from investment operations	3.58	0.15	4.06	1.46	(3.86)

Less distributions:
From net investment income	(0.11)	(0.08)	(0.02)	(0.04)	(0.05)
From net realized gain on investments	(0.26)	(0.84)	(0.00)#	-	-
Total distributions	(0.37)	(0.92)	(0.02)	(0.04)	(0.05)

Redemption fees retained	-	-	-	-	0.00	^#

Net asset value, end of period	$18.99	$15.78	$16.55	$12.51	$11.09

Total return	23.01%	1.64%	32.47%	13.13%	-25.72	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$48,355	$36,483	$28,568	$17,922	$9,466
Ratio of expenses to average net assets:
Before expense reimbursement	1.42%	1.51%	1.67%	2.17%	3.51	%†
After expense reimbursement	1.15%	1.15%	1.15%	1.15%	1.15	%†
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	0.73%	0.24%	(0.13)%	(0.82)%	(1.33	)%†
After expense reimbursement	1.00%	0.60%	0.39%	0.20%	1.03	%†
Portfolio turnover rate	21.49%	13.95%	19.34%	16.78%	22.58	%‡

* Commencement of operations.
^ Per share numbers have been calculated using the average shares method.
# Amount is less than $0.01.
‡ Not annualized.
† Annualized.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund - Class C
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

				July 1, 2009*
	Year Ended	Year Ended	Year Ended	through
	June 30, 2013	June 30, 2012	June 30, 2011	June 30, 2010

Net asset value, beginning of period	$15.52	$16.33	$12.42	$11.17

Income from investment operations:
Net investment gain/(loss)	0.04	(0.02)	(0.05)	(0.07	)^
Net realized and unrealized gain on investments	3.35	0.06	3.96	1.35
Total from investment operations	3.39	0.04	3.91	1.28

Less distributions:
From net investment income	(0.04)	(0.01)	-	(0.03)
From net realized gain on investments	(0.26)	(0.84)	(0.00)#	-
Total distributions	(0.30)	(0.85)	(0.00)#	(0.03)

Net asset value, end of period	$18.61	$15.52	$16.33	$12.42

Total return	22.06%	0.90%	31.50%	11.45	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$14,314	$10,800	$10,277	$5,189
Ratio of expenses to average net assets:
Before expense reimbursement	2.16%	2.27%	2.42%	2.86	%†
After expense reimbursement	1.90%	1.90%	1.90%	1.90	%†
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	(0.01)%	(0.53)%	(0.88)%	(1.50	)%†
After expense reimbursement	0.25%	0.16%	(0.36)%	(0.54	)%†
Portfolio turnover rate	21.49%	13.95%	19.34%	16.78	%‡

* Commencement of operations.
^ Per share numbers have been calculated using the average shares method.
# Amount is less than $0.01.
‡ Not annualized.
† Annualized.

The accompanying notes are an integral part of these financial statements.

Davidson Small/Mid Equity Fund - Class A
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

		June 29, 2012*
	Year Ended	through
	June 30, 2013	June 30, 2012

Net asset value, beginning of period	$15.00	$15.00

Income from investment operations:
Net investment loss	(0.08)^	-
Net realized and unrealized gain on investments	1.24	-
Total from investment operations	1.16	-

Less distributions:
From net realized gain on investments	(0.14)	-
Total distributions	(0.14)	-

Net asset value, end of period	$16.02	$15.00

Total return	7.85%	-	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$1,967	$595
Ratio of expenses to average net assets:
Before expense reimbursement	8.72%	-	%†
After expense reimbursement	1.40%	-	%†
Ratio of net investment loss
to average net assets:
Before expense reimbursement	(7.85)%	-	%†
After expense reimbursement	(0.53)%	-	%†
Portfolio turnover rate	43.66%	-	%‡

* Commencement of operations.
^ Per share numbers have been calculated using the average shares method.
‡ Not annualized.
† Annualized.

The accompanying notes are an integral part of these financial statements.

Davidson Small/Mid Equity Fund - Class C
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

		June 29, 2012*
	Year Ended	through
	June 30, 2013	June 30, 2012
Net asset value, beginning of period	$15.00	$15.00

Income from investment operations:
Net investment loss	(0.20)^	-
Net realized and unrealized gain on investments	1.23	-
Total from investment operations	1.03	-

Less distributions:
From net realized gain on investments	(0.14)	-
Total distributions	(0.14)	-

Net asset value, end of period	$15.89	$15.00

Total return	6.98%	-	% ‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$962	$78
Ratio of expenses to average net assets:
Before expense reimbursement	9.28%	-	% †
After expense reimbursement	2.15%	-	% †
Ratio of net investment loss
to average net assets:
Before expense reimbursement	(8.45)%	-	% †
After expense reimbursement	(1.32)%	-	% †
Portfolio turnover rate	43.66%	-	% ‡

* Commencement of operations.
^ Per share numbers have been calculated using the average shares method.
‡ Not annualized.
† Annualized.

The accompanying notes are an integral part of these financial statements.

Davidson Funds
NOTES TO FINANCIAL STATEMENTS at June 30, 2013

NOTE 1 - ORGANIZATION

          The Davidson Multi-Cap Equity Fund and the Davidson Small/Mid Equity Fund (each a “Fund” and collectively, the “Funds”) are each a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-end management investment company. The Funds’ investment objective is to seek long-term capital appreciation. The Funds currently offer Class A shares and Class C shares. Class A shares are subject to a maximum sales load of 5.00%, which decreases depending on the amount invested. U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent, will assess Class C redemptions a 1.00% Contingent Deferred Sales Charge on shares held for twelve months or less, unless the dealer of record waived its commission. The Davidson Multi-Cap Equity Fund Class A shares and Class C shares commenced operations on August 11, 2008 and July 1, 2009, respectively. The Davidson Small/Mid Equity Fund Class A shares and Class C shares commenced operations on June 29, 2012.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

          The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the Davidson Multi-Cap Equity Fund and Davidson Small/Mid Equity Fund open tax years 2010-2012 and 2012, respectively, or expected to be taken in the Funds’ 2013 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a first-in, first-out basis. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Funds based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the fund, such as investment advisory, custody and transfer agent fees. Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

Davidson Funds
NOTES TO FINANCIAL STATEMENTS at June 30, 2013 - continued

The Funds distribute substantially all net investment income, if any, and net realized capital gains, if any, annually. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

For the year end June 30, 2013, the Funds made the following permanent tax adjustments on the statement of assets and liabilities:

	Undistributed	Accumulated Net	Paid-in
	Net Investment	Realized	Capital
	Income/(Loss)	Gain/(Loss)
Davidson Multi-Cap Equity	$708	$-	$(708)
Davidson Small/Mid Equity	$17,090	$(17,090)	$-

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Redemption Fees: The Funds charge a 1.00% redemption fee to shareholders who redeem shares held for 7 days or less. Such fees are retained by the Funds and accounted for as an addition to paid-in capital. During the year ended June 30, 2013, the Funds retained no redemption fees.

G.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of June 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

          The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for majority security types. These inputs are summarized in the three broad levels listed below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Davidson Funds
NOTES TO FINANCIAL STATEMENTS at June 30, 2013 - continued

●
Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

          Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

          Equity Securities - The Funds’ investments are carried at fair value. Equity securities including common stocks and exchange-traded funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in open-end mutual funds are valued at their net asset value per share. To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

          Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (“Board”). These procedures consider many factors, including the type of security, size of holding, trading volume and news events. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

          The Board has delegated day-to-day valuation issues to a Valuation Committee which is comprised of one or more trustees and representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator. The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation Committee are reviewed and ratified by the Board of Trustees.

          Short-Term Securities - Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value. To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

          The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ securities as of June 30, 2013:

Summary of inputs continued to page 31

Davidson Funds
NOTES TO FINANCIAL STATEMENTS at June 30, 2013 - continued

Davidson Multi-Cap Equity Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$6,844,583	$-	$-	$6,844,583
Consumer Staples	5,973,363	-	-	5,973,363
Energy	6,586,950	-	-	6,586,950
Financials	10,586,781	-	-	10,586,781
Health Care	7,384,431	-	-	7,384,431
Industrials	7,963,518	-	-	7,963,518
Information Technology	11,586,159	-	-	11,586,159
Materials	2,713,508	-	-	2,713,508
Telecommunication Services	567,584	-	-	567,584
Utilities	1,541,499	-	-	1,541,499
Total Common Stocks	61,748,376	-	-	61,748,376
Short-Term Investments	1,003,515	-	-	1,003,515
Total Investments in Securities	$62,751,891	$-	$-	$62,751,891

Davidson Small/Mid Equity Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$548,971	$-	$-	$548,971
Energy	176,836	-	-	176,836
Financials	644,456	-	-	644,456
Health Care	216,497	-	-	216,497
Industrials	370,071	-	-	370,071
Information Technology	769,874	-	-	769,874
Materials	131,848	-	-	131,848
Total Common Stocks	2,858,553	-	-	2,858,553
Short-Term Investments	104,410	-	-	104,410

Total Investments in Securities	$2,962,963	$-	$-	$2,962,963

          Refer to the Funds’ Schedule of Investments for a detailed break-out of securities by industry classification. Transfers between levels are recognized at June 30, 2013, the end of the reporting period. The Funds recognized no transfers to/from Level 1 or Level 2. There were no Level 3 securities held in the Funds during the period ended June 30, 2013.

          New Accounting Pronouncement – In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2013-01 will have on the financial statements disclosures.

Davidson Funds
NOTES TO FINANCIAL STATEMENTS at June 30, 2013 - continued

NOTE 4 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

          For the year ended June 30, 2013, Davidson Investment Advisors, Inc. (the “Advisor”) provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.65% and 0.75%, respectively, based upon the average daily net assets of the Davidson Multi-cap Equity Fund and the Davidson Small/Mid Equity Fund. For the year ended June 30, 2013, the Davidson Multi-Cap Equity Fund and the Davidson Small/Mid Equity Fund incurred $347,543 and $16,814, respectively, in advisory fees.

          The Funds are responsible for their own operating expenses. The Advisor has agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit the Davidson Multi-Cap Equity Fund’s Class A and Class C aggregate annual operating expenses to 1.15% and 1.90%, respectively, of average daily net assets. The Advisor has agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit the Davidson Small/Mid Equity Class A and Class C aggregate annual operating expenses to 1.40% and 2.15%, respectively, of average daily net assets. Any such reduction made by the Advisor in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Funds expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses. The Due to Advisor on the statements of assets and liabilities includes blue sky registration fees paid for by the Advisor prior to the inception of the Davidson Small/Mid Equity Fund. For the year ended June 30, 2013, the Advisor reduced its fees and absorbed Funds expenses in the amount of $141,618 and $162,745 for the Davidson Multi-Cap Equity Fund and for the Davidson Small/Mid Equity Fund, respectively. Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

Davidson Multi-Cap		Davidson Small/Mid
Equity Fund		Equity Fund
Year	Amount	Year	Amount
2014	$168,267	2016	$162,745
2015	145,966		$162,745
2016	141,618
	$455,851

Davidson Funds
NOTES TO FINANCIAL STATEMENTS at June 30, 2013 - continued

          U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. U.S. Bancorp Fund Services, LLC also serves as the fund accountant and transfer agent to the Funds. U.S. Bank N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Funds’ custodian.

          For year ended June 30, 2013, the Davidson Multi-Cap Equity Fund and the Davidson Small/Mid Equity Fund incurred the following expenses for administration, transfer agency, fund accounting, custody and chief compliance officer fees:

	Davidson Multi-Cap	Davidson Small/Mid
	Equity Fund	Equity Fund
Administration	$73,073	$28,912
Transfer Agency (a)	55,796	26,508
Fund Accounting	41,561	31,736
Custody	10,165	11,670
Chief Compliance Officer	9,001	9,000

(a) Does not include out-of-pocket expenses

          At June 30, 2013, the Funds had payables due to USBFS for administration, transfer agency, fund accounting, Chief Compliance Officer fees, and to U.S. Bank, N.A. for custody fees in the following amounts:

	Davidson Multi-Cap	Davidson Small/Mid
	Equity Fund	Equity Fund
Administration	$12,871	$4,912
Transfer Agency (a)	9,311	4,450
Fund Accounting	6,872	5,401
Custody	1,647	2,450
Chief Compliance Officer	1,500	1,500

(a) Does not include out-of-pocket expenses

          Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. The Distributor has advised the Funds that it has received $75,921 and $63,734, respectively, in front-end sales charges resulting from sales of Class A shares of the Davidson Multi-Cap Equity Fund and Davidson Small/Mid Equity Fund. For the year ended June 30, 2013, the Distributor paid Davidson Multi-Cap Equity Fund and Davidson Small/Mid Equity Fund front-end sales charges of $74,462 and $63,734, respectively, to D.A. Davidson & Co. (“DAD”), the Advisor’s affiliated broker dealer. The Distributor pays a broker dealer a 1.00% up-front sales commission, which includes an advance of the first year’s service and distribution fees on the Funds’ Class C shares. The Distributor retains the service and distribution fees in the first year to reimburse itself for paying your financial intermediary a 1.00% up-front sales commission and retains the service and distribution fees on accounts with no authorized dealer of record. For the year ended June 30, 2013, the Distributor paid DAD $22,622 and $10,197, respectively, in up-front sales commissions on Class C shares for the Davidson Multi-Cap Equity Fund and Davidson Small/Mid Equity Fund.

          Certain officers of the Funds are employees of the Administrator.

Davidson Funds
NOTES TO FINANCIAL STATEMENTS at June 30, 2013 - continued

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

          The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Funds to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% and 1.00%, respectively, of each Fund’s Class A and Class C shares average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the year ended June 30, 2013, the Davidson Multi-Cap Equity Fund Class A and Class C paid the Distributor $102,165 and $126,019, respectively, and the Davidson Small/Mid Equity Fund Class A and Class C paid the Distributor $3,942 and $6,652, respectively.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

          For the year ended June 30, 2013, the cost of purchases and the proceeds from sales of securities, excluding short-term securities for the Davidson Multi-Cap Equity Fund, were $17,112,299 and $11,301,883, respectively.

          For the year ended June 30, 2013, the cost of purchases and the proceeds from sales of securities, excluding short-term securities for the Davidson Small/Mid Equity Fund, were $3,517,656 and $892,126, respectively.

NOTE 7 – INCOME TAXES

          Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and REIT adjustments.

          The tax character of distributions paid during the years ended June 30, 2013 and June 30, 2012 was as follows:

	Davidson Multi-Cap		Davidson Small/Mid
	Equity Fund		Equity Fund
	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012
Ordinary income	$499,264	$1,048,476	$20,928	$-
Long-term capital gains	516,270	1,117,752	-	-

          Ordinary income distributions may include dividends paid from short-term capital gains.

Davidson Funds
NOTES TO FINANCIAL STATEMENTS at June 30, 2013 - continued

As of June 30, 2013, the components of accumulated earnings/(losses) on a tax basis were as follows:

		Davidson
	Davidson Multi-Cap	Small/Mid Equity
	Equity Fund	Fund
Cost of investments (a)	$49,305,958	$2,773,753

Gross tax unrealized appreciation	14,611,614	293,804
Gross tax unrealized depreciation	(1,165,681)	(104,594)
Net tax unrealized appreciation	13,445,933	189,210

Undistributed ordinary income	219,092	5,795
Undistributed long-term capital gain	2,245,667	1,207
Total distributable earnings	2,464,759	7,002

Other accumulated gains/(losses)	-	-
Total accumulated earnings/(losses)	$15,910,692	$196,212

(a)	The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and REIT adjustments.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
The Davidson Funds

We have audited the accompanying statements of assets and liabilities of The Davidson Multi-Cap Equity Fund and The Davidson Small/Mid Equity Fund, each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of June 30, 2013, and the related statements of operations for the year then ended, and with respect to the Davidson Multi-Cap Equity Fund the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period August 11, 2008 (commencement of operations) through June 30, 2009 and with respect to the Davidson Small/Mid Equity Fund the statements of changes in net assets and the financial highlights for the year then ended and the period June 29, 2012 (commencement of operations) through June 30, 2012. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Davidson Multi-Cap Equity Fund and The Davidson Small/Mid Equity Fund as of June 30, 2013, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

                                                                                                                                                                                                                            TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 28, 2013

Davidson Funds
NOTICE TO SHAREHOLDERS at June 30, 2013 (Unaudited)

For the year ended June 30, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income for the Davidson Multi-Cap Equity Fund and the Davidson Small/Mid Equity Fund was 100.00% and 70.72%, respectively.

For corporate shareholders in the Davidson Multi-Cap Equity Fund and the Davidson Small/Mid Equity Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended June 30, 2013 was 100.00% and 62.00%, respectively.

The percentage of taxable ordinary income distributions that are designated as interest related income under Internal Revenue Section 871(k)(2)(C) for the Davidson Multi-Cap Equity Fund and the Davidson Small/Mid Equity Fund was 46.03% and 100.00%, respectively.

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-877-332-0529 or on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2013

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-332-0529. Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Information included in the Funds’ Form N-Q is also available by calling 1-877-332-0529.

Householding

In an effort to decrease costs, the Transfer Agent intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statement and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-332-0529 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Davidson Funds
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who over-see the Funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

Independent Trustees(1)

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years
Donald E. O’Connor (age 77) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since February 1997.	Retired; former Financial Consultant and former Executive Vice President and Chief Operating Officer of ICI Mutual Insurance Company (until January 1997).	4	Trustee, Advisors Series Trust (for series not affiliated with the Funds); Trustee, The Forward Funds (34 portfolios).

George J. Rebhan (age 78) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since May 2002.	Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) (1985 to 1993).	4	Trustee, Advisors Series Trust (for series not affiliated with the Funds); Independent Trustee from 1999 to 2009, E*TRADE Funds.

George T. Wofford (age 73) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since February 1997.	Retired; formerly Senior Vice President, Federal Home Loan Bank of San Francisco.	4	Trustee, Advisors Series Trust (for series not affiliated with the Funds).

Davidson Funds
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited) - continued

Interested Trustee
Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years
Joe D. Redwine(3) (age 65) 615 E. Michigan Street Milwaukee, WI 53202	Interested Trustee	Indefinite term since September 2008.	President, CEO, U.S. Bancorp Fund Services, LLC (May 1991 to present).	4	Trustee, Advisors Series Trust (for series not affiliated with the Funds).

Officers

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Joe D. Redwine (age 65) 615 E. Michigan Street Milwaukee, WI 53202	Chairman and Chief Executive Officer	Indefinite term since September 2007.	President, CEO, U.S. Bancorp Fund Services, LLC (May 1991 to present).

Douglas G. Hess (age 45) 615 E. Michigan Street Milwaukee, WI 53202	President and Principal Executive Officer	Indefinite term since June 2003.	Senior Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (March 1997 to present).

Cheryl L. King (age 51) 615 E. Michigan Street Milwaukee, WI 53202	Treasurer and Principal Financial Officer	Indefinite term since December 2007.	Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (October 1998 to present).

Michael L. Ceccato (age 55) 615 E. Michigan Street Milwaukee, WI 53202	Vice President, Chief Compliance Officer and AML Officer	Indefinite term since September 2009.	Senior Vice President, U.S. Bancorp Fund Services, LLC (February 2008 to present); General Counsel/Controller, Steinhafels, Inc. (September 1995 to February 2008).

Jeanine M. Bajczyk, Esq. (age 48) 615 E. Michigan Street Milwaukee, WI 53202	Secretary	Indefinite term since June 2007.	Senior Vice President and Counsel, U.S. Bancorp Fund Services, LLC (May 2006 to present).

Davidson Funds
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited) - continued

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)	As of June 30, 2013, the Trust is comprised of 39 active portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds. The Funds do not hold t h emselves out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.
(3)	Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act. Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;
●	Information you give us orally; and/or
●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
Davidson Investment Advisors, Inc.
Davidson Building
8 Third Street North
Great Falls, MT 59401
www.davidsonmutualfunds.com

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212	DAVIDSON MULTI-CAP EQUITY FUND DAVIDSON SMALL/MID EQUITY FUND

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 2nd Floor
Milwaukee, WI 53202
877-332-0529	ANNUAL REPORT

Independent Registered	For the year ended
Public Accounting Firm	June 30, 2013
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY 10022-3205

This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus. To obtain a free prospectus please call 877-332-0529.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the business experience and financial literacy provided by each member of the audit committee collectively offers the registrant adequate oversight given the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2013	FYE 6/30/2012
Audit Fees	$32,800	$17,500
Audit-Related Fees	N/A	N/A
Tax Fees	$6,200	$3,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2013	FYE 6/30/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2013	FYE 6/30/2012
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Advisors Series Trust

By (Signature and Title)*		/s/ Douglas G. Hess
Douglas G. Hess, President

Date	12/12/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Douglas G. Hess
Douglas G. Hess, President

Date	12/12/13

By (Signature and Title)*		/s/ Cheryl L. King
Cheryl L. King, Treasurer

Date	12/12/13

* Print the name and title of each signing officer under his or her signature.